                                                                   Exhibit 10.69
                         UNIT CONTRIBUTION AGREEMENT

      THIS AGREEMENT is made as of March 28, 2000 among KRAMONT REALTY TRUST
("Kramont"), a Maryland real estate investment trust, the limited partners of
Montgomery CV Realty L.P., a Delaware limited partnership, that are signatories to this Agreement (individually, a "Limited Partner" and collectively, the "Limited Partners"), KRT OPERATING PARTNERSHIP, L.P.
("Kramont OP"), a  Delaware limited partnership (which will change its name to Kramont Operating Partnership, L.P. in connection with the Mergers
(defined below)) CV PARTNER HOLDINGS, L.P. ("Holdings"), a Delaware limited partnership, and CV GP L.P. ("CV GP"), a Delaware limited partnership.

                              R E C I T A L S:

     A.   WHEREAS, Kranzco Realty Trust, a Maryland real estate investment trust ("Kranzco"), KRT Trust, a Maryland real estate investment trust and a wholly-owned subsidiary of Kranzco, CV Reit, Inc., a Delaware corporation
("CV"), and Kramont have entered into an Agreement and Plan of Reorganization and Merger, dated as of December 10, 1999 (the "Reorganization Agreement"),
pursuant to which, among other things, CV and KRT Trust will merge with and into Kramont (the "Mergers"), with Kramont as the surviving entity, and as a result of the Mergers, Kramont will become the sole general partner and a limited partner of Montgomery CV Realty L.P., a Delaware limited partnership
("CV Partnership").

     B.   WHEREAS, prior to the Mergers, KRT Trust is the sole member of KRT
Trust II LLC, a Delaware limited liability company, and is the sole general partner of Kramont OP.

     C.   WHEREAS, in connection with and prior to the transactions
contemplated by the Reorganization Agreement, it is contemplated that
Kranzco will merge with and into KRT Trust II LLC (the "KRT Trust II
Merger"), with KRT Trust II LLC being the surviving entity, and KRT Trust II
LLC will then merge with and into Kramont OP (the "KRT Partnership Merger"), with Kramont OP being the sole surviving entity, and as a result of such transactions, (i) Kramont OP will own all of the assets formerly owned by
Kranzco other than Kranzco's interest in KRT Trust and (ii) KRT Trust and KRT
Trust I LLC, a Delaware limited liability company wholly-owned by KRT Trust, will own all of the common units of partnership interest of Kramont OP (the
"Kramont Common OP Units") and all of the preferred units of partnership interest of Kramont OP (the "Kramont OP Preferred Units").

     D.   WHEREAS, following consummation of the Mergers pursuant to the
Reorganization Agreement, Kramont and KRT Trust I LLC, a limited liability company then wholly-owned by Kramont,  will own all of the Kramont Common OP
Units and Kramont OP Preferred Units, as well as general partner and limited partner interests in CV Partnership.

     E.   WHEREAS, Kramont desires to contribute to Kramont OP immediately following the consummation of the Mergers all of the units of general partner interest and units of limited partner interest in CV Partnership held by
Kramont in exchange for additional Kramont Common OP Units representing limited partner interests in Kramont OP, pursuant to the terms and conditions of this Agreement.

     F.   WHEREAS, in connection with the Mergers, each Limited Partner desires simultaneously with the contribution described in Recital E above to either (i) contribute to Kramont OP all of the units of limited partner interest in CV Partnership then held by such Limited Partner in exchange for
Kramont Common OP Units representing limited partner interests in Kramont OP or (ii) (A) first contribute to Holdings all of the units of limited partner interest in CV Partnership then held by such Limited Partner in exchange for units of limited partner interest in Holdings and (B) then contribute to
Kramont OP all of the units of limited partner interest in Holdings then held by such Limited Partner (except that Louis P. Meshon, Sr. may retain units of limited partner interest in Holdings equal to 0.1% of the total units of limited partner interest in Holdings (the "Meshon Retained Interest") and contribute to Kramont OP all of his remaining units of limited partner interest in Holdings) in exchange for Kramont Common OP Units representing limited partner interests in Kramont OP, in each case, pursuant to the terms and conditions of this Agreement.

     G.   WHEREAS, following the contribution to Kramont OP of units of general partner interest and units of limited partner interest in CV
Partnership, all of the units of limited partner interest in Holdings (other than the Meshon Retained Interest) issued to the Limited Partners in exchange for their contribution to Holdings of units of limited partner interest in CV
Partnership and 100% of the interests in CV OP Holdings LLC, the general partner of Holdings, pursuant to this Agreement (such contributed units, collectively, the "Interests"), Kramont OP desires to contribute the
Interests to CV GP.

     H.   WHEREAS, prior to the date hereof, the Limited Partners have each executed a Confidentiality Agreement with respect to the Mergers and the transactions contemplated hereby.

     I.   All capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Reorganization Agreement.

                            A G R E E M E N T S:

     In consideration of the foregoing premises and the respective agreements, covenants and obligations herein contained and other good and valuable consideration, the parties agree as follows:

     1.   Contributions.  (a)  Subject to the terms and conditions contained herein, Kramont hereby agrees to contribute to Kramont OP all of its units of general partner and limited partner interests in CV Partnership to be acquired by Kramont in connection with the Mergers (the "Kramont Contributed
Interests"), free and clear of all liens, security interests, pledges, mortgages, rights of first refusal, options, proxies, voting trusts or other encumbrances ("Liens") in exchange for the number of Kramont Common OP Units representing limited partner interests in Kramont OP set forth in Section 2 hereof.

          (b)  Subject to the terms and conditions contained herein, immediately after the Effective Time, Louis P. Meshon, Sr., holder of 100% of the interests in CV OP Holdings LLC, the general partner of Holdings ("GP of
Holdings"), hereby agrees to contribute to Kramont OP his entire interest in the GP of Holdings, free and clear of all Liens, without further consideration.

          (c)  Subject to the terms and conditions contained herein, each
Limited Partner hereby agrees by checking (or failing to check) the appropriate box on the signature page hereof to either (i) contribute to
Kramont OP all of its units of limited partner interest in CV Partnership
(the "Limited Partner Contributed Interests" and together with the Kramont
Contributed Interests, the "Contributed Interests"), free and clear of all
Liens, in exchange for the number of Kramont Common OP Units representing limited partner interests in Kramont OP set forth in Section 2 hereof, and be admitted as a limited partner of Kramont OP  or (ii) (A) first contribute to
Holdings all of its Limited Partner Contributed Interests, free and clear of all Liens, in exchange for the number of units of limited partner interest in
Holdings set forth in Section 2 hereof and (B) then contribute to Kramont OP all of its units of limited partner interest in Holdings (other than the
Meshon Retained Interest), free and clear of all Liens, in exchange for the number of Kramont Common OP Units representing limited partner interests in
Kramont OP set forth in Section 2 hereof, and be admitted as a limited partner of Kramont OP.  Alternatively, by checking the box indicated on the signature page hereto, a Limited Partner may elect pursuant to section 8.6A(i) of the Partnership Agreement to have the Redemption Right (as defined in the Partnership Agreement) effective immediately.  Holdings may decline to accept a contribution of Limited Partner Contributed Interests from any Limited Partner if Holdings determines in its reasonable discretion that such Limited Partner's adjusted basis for Federal tax purposes in such
Limited Partner Contributed Interests is equal to or greater than such
Limited Partner's share of the liabilities of CV Partnership.  After the admission of the Limited Partners as limited partners of Kramont OP as contemplated by this Section 1(c), KRT Trust I LLC shall cease to be a limited partner of Kramont OP and its limited partner interest in Kramont OP will be canceled without any consideration.

          (d)  Subject to the terms and conditions contained herein, following contribution of the Interests to Kramont OP in accordance with
Sections 1(a), (b) and (c) hereof, Kramont OP hereby agrees to contribute to
CV GP all of the Interests, free and clear of all Liens.

     2.   Consideration for Contributed Interests.  (a) Solely in exchange for the contribution to Kramont OP by Kramont of its units of general partner and limited partner interests in CV Partnership, Kramont OP shall issue to
Kramont such number of Kramont Common OP Units representing limited partner interests in Kramont OP as is set forth on Schedule 1 of this Agreement opposite Kramont's name, which shall equal the number of OP Units (as defined in the CV Partnership Agreement) in CV Partnership owned by CV immediately prior to the Mergers.

          (b)  Solely in exchange for the contribution to Kramont OP of the
Limited Partner Contributed Interests by each Limited Partner pursuant to
Section 1(c)(i) above, Kramont OP shall issue to such Limited Partner such number of Kramont Common OP Units representing limited partner interests in
Kramont OP as is set forth on Schedule 2 to this Agreement opposite such
Limited Partner's name, which shall equal the number of OP Units contributed by such Limited Partner pursuant hereto as set forth on the signature page to this Agreement executed by such Limited Partner.  Promptly following the
Closing, Kramont OP will issue to each Limited Partner who so requests a certificate representing such Limited Partner's Kramont Common OP Units representing limited partner interests in Kramont OP.

          (c)  Solely in exchange for the contribution to Holdings of the
Limited Partner Contributed Interests by each Limited Partner pursuant to
Section 1(c)(ii) above, Holdings shall issue to such Limited Partner such number of units of limited partner interest in Holdings as is equal the number of OP Units contributed by such Limited Partner pursuant hereto as set forth on the signature page to this Agreement executed by such Limited
Partner.  Such units of limited partner interest in Holdings (other than the
Meshon Retained Interest) shall be contributed to Kramont OP, and solely in exchange therefor Kramont OP shall issue to such Limited Partner such number of Kramont Common OP Units representing units of limited partner interest in
Kramont OP as is set forth on Schedule 2 to this Agreement opposite such
Limited Partner's name, which shall equal the number of units of limited partner interest in Holdings acquired by such Limited Partner pursuant to
Section 1(c)(ii)(A) above and contributed to Kramont OP.  Promptly following the Closing, Kramont OP will issue to each Limited Partner who so requests a certificate representing such Limited Partner's Kramont Common OP Units representing limited partner interests in Kramont OP.

     3.   Delivery of Certificates; Execution of Documents.  (a)
Concurrently with the execution of this Agreement, each Limited Partner is irrevocably depositing with Louis P. Meshon, Sr. ("Meshon") solely for purposes of his making the deliveries contemplated hereunder (i) the certificates representing the Limited Partner Contributed Interests contributed by such Limited Partner to Kramont OP or to Holdings, as the case may be, with OP Unit powers duly endorsed in blank, and (ii) in the case of
Limited Partners who will make contributions pursuant to Section 1(c)(ii)
hereof, an Assignment of Partnership Interest in the form of Exhibit A hereto.  Each Limited Partner hereby appoints Meshon as his, her or its attorney-in-fact, with full power and authority in his, her or its name, place and stead, upon the closing of the transactions contemplated by the
Reorganization Agreement, (A) in the case of contributions made pursuant to
Section 1(c)(i) hereof, to deliver to Kramont OP the certificates representing the Limited Partner Contributed Interests contributed by such
Limited Partner, together with the related OP Unit powers, in exchange for the Kramont Common OP Units representing limited partner interests in Kramont
OP described in Section 2 hereof and (B) in the case of contributions made pursuant to Section 1(c)(ii) hereof, to (x) deliver to Holdings the certificates representing the Limited Partner Contributed Interests contributed by such Limited Partner, together with the related OP Unit powers, in exchange for uncertificated units of limited partner interest in
Holdings described in Section 2 hereof and then (y) deliver to Kramont OP the
Assignment of Partnership Interest executed by such Limited Partner in order to effect the contribution of the units of limited partner interest in
Holdings held by such Limited Partner in exchange for the Kramont OP Common
Units described in Section 2(b) above.  By executing this Agreement, each
Limited Partner acknowledges that he, she or it is irrevocably bound by the terms hereof, subject only to the consummation of the Reorganization, and that (i) the certificates representing the Limited Partner Contributed
Interests contributed by such Limited Partner shall be released by Meshon
(A) to Kramont OP, in the case of contributions made pursuant to Section
1(c)(i) hereof, and (B) to Holdings, in the case of contributions made pursuant to Section 1(c)(ii) hereof and (ii) the Assignments of Partnership
Interests shall be released by Meshon to Kramont OP upon consummation of the
Mergers without any further action on the part of such Limited Partner.

          (b)  Until consummation of the transactions contemplated hereby, the Limited Partners shall continue to be the owners of their OP Units represented by the certificates which are being deposited with Meshon hereunder and they shall be entitled to receive all distributions with respect thereto prior to such contribution.

     4.   Admission of Kramont OP and Withdrawal of Contributing Partners.

          (a)  As required by the CV Partnership Agreement (as defined below), Kramont, in its capacity as the sole general partner of CV
Partnership, hereby consents, effective immediately following the Effective
Time, to the transfer of the Limited Partner Contributed Interests by the
Limited Partners to Kramont OP or Holdings pursuant to this Agreement and to the admission of Holdings and Kramont OP as substitute limited partners of CV
Partnership.

          (b)  The Limited Partners, in their capacity as limited partners of
CV Partnership, hereby consent, effective immediately following the Effective
Time, to (i) the transfer by Kramont of the units of general partner interest in CV Partnership to Kramont OP, to the withdrawal of Kramont as the successor general partner of CV Partnership, and to the admission of Kramont
OP as the successor general partner of CV Partnership, (ii) all transfers of interests in CV Partnership and interests in Holdings as set forth in
Section 1 above and (iii) the adoption by CV GP of the amended and restated
CV Partnership Agreement.

          (c)  Kramont OP, in its capacity as the sole general partner and a limited partner of CV Partnership, and Holdings, in its capacity as a limited partner of CV Partnership, hereby consent, effective immediately following the contribution of all of the Contributed Interests to Kramont OP, to the
transfer of the Contributed Interests to CV GP pursuant to this Agreement, as required by the CV Partnership Agreement, and to the admission of CV GP as the successor general partner of CV Partnership, to the withdrawal of Kramont
OP as the general partner and a limited partner of CV Partnership, and to the admission of CV GP as a limited partner of CV Partnership.

          (d)  CV GP, in its capacity as the sole general partner and a limited partner of CV Partnership, effective immediately following the contribution of the Interests to CV GP, hereby consents to the amendment and restatement of the Amended and Restated Agreement of Limited Partnership,
dated as of December 31, 1997, by and among Montgomery CV Trust and the other parties set forth therein on Exhibit A thereto (the "CV Partnership
Agreement") in substantially the form set forth on Exhibit B hereto.

          (e)  Immediately following the Effective Time and simultaneously with the consummation of the contributions described in Sections 1(a), (b)
and (c) of this Agreement, Kramont OP shall be admitted to CV Partnership as a successor general partner of CV Partnership, and Kramont OP and Holdings shall be admitted to CV Partnership as substitute limited partners of CV
Partnership.  Immediately following the admission of Kramont OP as a successor general partner of CV Partnership, Kramont shall cease to be general partner of CV Partnership, and shall thereupon cease to have or exercise any right or power as a general partner of CV Partnership.
Immediately following the admission of Kramont OP and Holdings as substitute limited partners of CV Partnership, Kramont and the Limited Partners shall cease to be limited partners of CV Partnership, and shall thereupon cease to have any right or power as limited partners of CV Partnership.  By their execution of this Agreement, Kramont OP and Holdings hereby agree to accept all the terms and conditions of the CV Partnership Agreement.

          (f)  Simultaneously with the contribution of the Interests to CV GP in accordance with Section 1(d) hereof, CV GP shall be admitted to CV
Partnership as a successor general partner and substitute limited partner of
CV Partnership.  Immediately following the admission of CV GP as a successor general partner of CV Partnership, Kramont OP shall cease to be general partner of CV Partnership, and shall thereupon cease to have or exercise any right or power as a general partner of CV Partnership.  Immediately following the admission of CV GP as a substitute limited partner of CV Partnership,
Kramont OP shall cease to be a limited partner of CV Partnership, and shall thereupon cease to have any right or power as a limited partner of CV
Partnership.  By its execution of this Agreement, CV GP hereby agrees to accept all the terms and conditions of the CV Partnership Agreement (as defined below).

     5.   Representation and Warranties of Kramont.  Kramont represents and warrants to the Limited Partners and Kramont OP that Kramont is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland with the requisite trust power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The contribution by Kramont of the Kramont Contributed Interests hereunder has been duly authorized by all necessary action on the part of Kramont.  This
Agreement has been duly executed and delivered by Kramont and constitutes the valid and legally binding obligation of Kramont, enforceable against Kramont in accordance with its terms.

     6.   Representation and Warranties of the Limited Partners.  Each of the
Limited Partners represents and warrants to Kramont and Kramont OP with respect to itself as follows:

          (a)  Organization; Authority.  Such Limited Partner is (i) an
individual or an estate with the legal capacity or power to enter into and to consummate the transactions contemplated by this Agreement and the
Partnership Agreement and otherwise to carry out his, her or its obligations hereunder and thereunder or (ii) a corporation duly incorporated, or a limited partnership, or a limited liability company or a trust duly formed or created, validly existing and in good standing under the laws of the jurisdiction of its incorporation, formation or creation, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Partnership Agreement and otherwise to carry out its obligations hereunder and thereunder.  To the extent such
Limited Partner is a corporation, limited partnership, limited liability company or a trust or other entity, the contribution by such Limited Partner of the Limited Partner Contributed Interests hereunder and the execution of, and the consummation of the transactions contemplated by, this Agreement have duly authorized by all necessary action on the part of such Limited Partner and the person signing on behalf of such entity is duly authorized to sign such agreement.  This Agreement and the Partnership Agreement have been duly executed and delivered by such Limited Partner and constitute the valid and legally binding obligations of such Limited Partner, enforceable against such
Limited Partner, in accordance with their respective terms.  The consummation of the transactions contemplated hereby and by the Partnership Agreement to be performed by such Limited Partner will not result in a breach or violation of, or a default under, (i) if such Limited Partner is not an individual, its partnership or operating agreement, trust agreement, charter or bylaws, as the case may be, (ii) any material agreement by which such Limited Partner or any of such Limited Partner's properties are bound, (iii) if such Limited
Partner is not an individual, any material agreement by which any of its partners, members, beneficiaries, trustees, or shareholders, as the case may be, is or are bound, or (iv) any statute, regulation, order or other law to which such Limited Partner is subject or (if such Limited Partner is not an individual) any of its partners, members, beneficiaries, trustees, executors, administrators or shareholders as the case may be, is or are subject.

          (b)  Ownership of Limited Partner Contributed Interests.  Each
Limited Partner is contributing to Kramont OP (in the case of contributions made pursuant to Section 1(c)(i) hereof) or to Holdings (in the case of contributions made pursuant to Section 1(c)(ii) hereof) all of the units of limited partner interest in CV Partnership legally and/or beneficially owned by such Limited Partner.  Each Limited Partner making a contribution pursuant to Section 1(c)(ii) hereof will  contribute to Kramont OP all of the units of limited partner interest in Holdings legally and/or beneficially owned by such Limited Partner, provided, however, that Meshon shall retain the Meshon
Retained Interest.  Such Limited Partner is the record and beneficial owner of the Limited Partner Contributed Interests set forth on the signature page to this Agreement executed by such Limited Partner, and Kramont OP (in the case of contributions made pursuant to Section 1(c)(i) hereof) or Holdings
(in the case of contributions made pursuant to Section 1(c)(ii) hereof), as the case may be,  shall acquire complete and sole record and beneficial ownership of all such Limited Partner Contributed Interests, free and clear of all Liens, to be contributed by it hereunder, together with all rights, powers and privileges incident thereto and all duties and obligations and responsibilities incident thereto.  Such Limited Partner that is making a contribution pursuant to Section 1(c)(ii) hereof will be the record and beneficial owner of the units of limited partner interest in Holdings acquired pursuant to this Agreement, and Kramont OP shall acquire complete and sole record and beneficial ownership of all such units of limited partner interest in Holdings acquired pursuant to this Agreement, free and clear of all Liens, to be contributed by it hereunder, together with all rights, powers and privileges incident thereto and all duties and obligations and responsibilities incident thereto. There is and on the Closing Date there will be no basis for any claim against such Limited Partner under any provision of the Master Agreement (as defined in the CV Partnership
Agreement) or any other agreement with or relating to CV.

          (c)  Consents.  No consent, authorization, order or approval of any third party is required in connection with the execution, delivery and performance of this Agreement by such Limited Partner.

          (d)  Investment Intent.  Such Limited Partner is acquiring the
Kramont Common OP Units acquired by it for its own account for investment purposes only and not with a view to or for distributing or reselling such
Kramont Common OP Units or any part thereof or interest therein.

          (e)  Limited Partner Status.  If the appropriate box on the signature page to this Agreement executed by such Limited Partner is checked, at the time such Limited Partner was offered to exchange its Limited Partner
Contributed Interests or its interests in Holdings for Kramont Common OP
Units, it was, and, at the date hereof it is, and at the Closing Date it will be, an "accredited investor" as defined in Rule 501(a) under the Securities
Act of 1933, as amended (the "Securities Act").

          (f)  Experience of Limited Partners.  Such Limited Partner either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Kramont Common OP Units, and has so evaluated the merits and risks of such investment.  Such Limited Partner has been or has had an adequate opportunity to be represented by legal counsel in connection with this
Agreement and the transactions contemplated hereby.

          (g)  Ability of the Limited Partners to Bear Risk of Investment.
Such Limited Partner is able to bear the economic risk of an investment in the Kramont Common OP Units, and, at the present time, is able to afford a complete loss of such investment.

          (h)  Access to Information.  Each Limited Partner acknowledges receipt of the private placement memorandum dated February 29, 2000, which includes the Reorganization Agreement and a draft of  the Joint Proxy
Statement/Prospectus of Kranzco and CV (the "PPM") and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Kramont
OP concerning the Reorganization and the terms and conditions of the contribution of the Limited Partner Contributed Interests and the merits and risks of investing in the Kramont Common OP Units and CV Partnership; (ii)
access to information about Kramont OP and Kramont OP's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which Kramont OP possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the PPM.  Each
Limited Partner hereby acknowledges that no representations as to potential profit, cash flows, taxable income or loss, funds from operations or yield, if any, in respect of Kramont OP, Kramont or CV Partnership have been made by
Kramont OP or Kramont or any employee or representative or Affiliate of
Kramont OP or Kramont, and that any projections submitted to such Limited
Partner shall not constitute any representation or warranty of any kind or nature, express or implied.  Each Limited Partner acknowledges that no projections regarding taxes have been provided by Kramont OP or any of its partners, or any employee or representative or affiliate of any of its partners, and the Limited Partners are each relying on their own tax advisors with respect to the transactions contemplated by this Agreement.

          (i)  Residence.  The signature page correctly sets forth the state of principal residence, in the case of an individual Limited Partner signing this Agreement, and the legal residence, in the case of an entity which is a
Limited Partner signing this Agreement.

          (j)  Reliance.  Each Limited Partner understands and acknowledges that (i) the Kramont Common OP Units are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and Kramont OP will rely upon the accuracy and truthfulness of, the foregoing representations and such
Limited Partner hereby consents to such reliance.

     7.   Representation and Warranties of Kramont OP.  Kramont OP represents and warrants to Kramont and the Limited Partners as follows:

          (a)  Organization; Authority.  Kramont OP is a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This
Agreement has been duly executed and delivered by Kramont OP and constitutes the valid and legally binding obligation of Kramont OP, enforceable against
Kramont OP, in accordance with its terms.

          (b)  Issuance of Contributed Interests.  All action required to be taken by Kramont OP as a condition to the issuance and sale of the Kramont
Common OP Units to Kramont and the Limited Partners pursuant hereto has been taken.  Immediately following the Effective Time, such Kramont Common OP
Units will represent duly and validly issued Kramont Common OP Units representing limited partner interests in Kramont OP, and each party hereto will have the rights of a general partner, in the case of Kramont, on the one hand, and a limited partner, in the case of the Limited Partners and Kramont, on the other hand, of Kramont OP and will have all the rights accruing to a general and/or limited partner under the Partnership Agreement.  The consummation of the transactions contemplated by this Agreement will convey each Limited Partner good title to such Limited Partner's Kramont Common OP
Units, free and clear of all Liens, except for those created by such Limited
Partner, or those expressly set forth in the Partnership Agreement.

          (c)  As of the Effective Time but prior to the transactions contemplated by Section 1, Kramont OP will have issued to Kramont only
Kramont Common OP Units and Kramont OP Preferred Units (as defined in the
Partnership Agreement) equal in number and having substantially similar economic terms, rights and preferences as the outstanding common shares and preferred shares, respectively, in Kranzco immediately prior to the transactions contemplated by the Reorganization Agreement.  As of the
Effective Time, other than the Kramont Common OP Units and Kramont OP
Preferred Units described in the previous sentence (and the obligation of
Kramont OP to issue Kramont Common OP Units to Kramont in the future in connection with the exercise by holders of outstanding stock options to acquire shares of Kramont), there will not be outstanding any securities convertible into or exchangeable for Kramont Common OP Units or Kramont OP
Preferred Units, and Kramont OP shall not be party to any agreement to issue any such securities.

          (d)  Disclosure. The information regarding Kramont and Kramont OP in the PPM provided by or on behalf of Kramont OP to the Limited Partners and
Kramont, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     8.   Representations and Warranties of Holdings.  Holdings represents and warrants to Kramont and the Limited Partners as follows:

          (a)  Organization; Authority.  Holdings is a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This
Agreement has been duly executed and delivered by Holdings and constitutes the valid and legally binding obligation of Holdings, enforceable against
Holdings, in accordance with its terms.

          (b)  Issuance of Interests in Holdings.  All action required to be taken by Holdings as a condition to the issuance and sale of the units of limited partner interest in Holdings to the Limited Partners pursuant hereto has been taken.  Immediately following the Effective Time, such units of limited partner interest in Holdings will represent duly and validly issued units of limited partner interest in Holdings representing limited partner interests in Holdings, and each holder of such units will have all the rights accruing to a limited partner under the partnership agreement of Holdings.
The consummation of the transactions contemplated by this Agreement will convey to such Limited Partners and to Kramont OP good title to the units of limited partner interest in Holdings, free and clear of all Liens, except for those created by such party, or those expressly set forth in the partnership agreement of Holdings.

          (c)  No Prior Activities; Other Interests.  Except for the
obligations and liabilities incurred in connection with its formation and the negotiation and consummation of the transactions contemplated by this
Agreement, Holdings has not engaged, and prior to the Effective Time Holdings will not engage, in any business of any type or kind or incurred any liabilities or obligations or entered into or will enter into any agreements or arrangements with any person or entity.  Holdings does not own and, prior to the Effective Time will not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity, except as contemplated by this
Agreement.

     9.   Execution of Partnership Agreement; No Liability.  (a)
Concurrently with the execution of this Agreement, (i) each Limited Partner that is contributing its Limited Partner Contributed Interests to Kramont OP
pursuant to Section 1(c)(i) hereof shall execute a counterpart signature page to the Amended and Restated Agreement of Limited Partnership of Kramont OP
substantially in the form attached hereto as Exhibit C (the " Partnership
Agreement") and (ii) each limited partner that is contributing its Limited
Partner Contributed Interests to Holdings pursuant to Section 1(c)(ii) shall execute a counterpart signature page to the Agreement of Limited Partnership of Holdings substantially in the form attached hereto as Exhibit D and a counterpart signature page to the Partnership Agreement.  By execution of this Agreement, each Limited Partner hereby appoints Meshon as his, her or its attorney-in-fact, with full power and authority in its, his or her name, place and stead to (i) approve any and all changes to the Partnership
Agreement which in his good faith judgment do not adversely affect the economic rights of the Limited Partners as Meshon shall deem necessary or appropriate to effect the transactions contemplated by this Agreement and the
Reorganization Agreement, such approval to be conclusively evidenced by
Meshon's own execution of a counterpart signature page to the Partnership
Agreement, in his capacity as a Limited Partner and an attorney-in-fact and
(ii) execute any and all documents and instruments and take all such other actions as may be necessary or appropriate in order to consummate the transactions contemplated by this Agreement.

          (b)  Anything in this Agreement notwithstanding, Meshon shall have no liability to any Limited Partner or any other Person for any act or omission in connection with the transactions contemplated hereunder or under the Reorganization Agreement except in the case of gross negligence or intentional malfeasance.

     10.  Further Assurances. Each of the parties hereto shall use its reasonable best efforts, on and after the date hereof, to take or cause to be taken, all actions, and to do, or cause to be done all things, necessary, proper or desirable under applicable laws and regulations to carry out the purposes of this Agreement and to vest (i) Kramont OP, with full record and beneficial ownership, as of the Closing, to (A) all Contributed Interests
contributed by the Limited Partners to Kramont OP pursuant to Section 1(c)(i)
hereof and (B) all of the units of limited partner interest in Holdings contributed by the Limited Partners to Kramont OP pursuant to Section
1(c)(ii) hereof and (ii) Holdings, with full record and beneficial ownership, as of the Closing, to all Limited Partner Contributed Interests contributed by the Limited Partners to Holdings  pursuant to Section 1(c)(ii) hereunder.
Without limiting the foregoing, Kramont OP shall use its best efforts to obtain all consents and approvals, to enter into all amendatory agreements and to make all filings and applications and take all other actions which may be required for the consummation of the transactions contemplated by this
Agreement, including, without limitation, all applicable regulatory filings.
Nothing in this paragraph requires any Limited Partner to incur any expenses.

     11.  Closing.  The closing of the transactions contemplated hereby shall occur without any further action on the part of Kramont, Holdings, Kramont OP or CV GP on the same day and immediately following the consummation of the transactions contemplated by the Reorganization Agreement (the "Closing").
It is a condition to the obligation of each Limited Partner to consummate the transactions contemplated by this Agreement, that the representations and warranties of Kramont set forth in Section 5, of Kramont OP set forth in
Section 7 and of Holdings set forth in Section 8, shall be true and correct in all material respects.  It is a condition to the obligation of Kramont OP and Holdings to consummate the transactions contemplated by this Agreement with respect to any Limited Partner that the representations and warranties of such Limited Partner set forth in Section 6 shall be true and correct in all material respects.  To the extent the representations and warranties of any Limited Partner are not true and correct in any material respect, Kramont
OP and Holdings will not be obligated to consummate the transactions contemplated by this Agreement with such Limited Partner but may consummate the transactions contemplated by this Agreement with such Limited Partner in
Kramont OP and Holdings' discretion, but shall be obligated to consummate the transactions contemplated as this Agreement with any other Limited Partners.
At the Closing, Meshon shall deliver the certificates representing the units of limited partner interest in CV Partnership and Assignments of Partnership
Interest in Holdings in accordance with Section 3 and without further action on the part of any Limited Partner, and Holdings will issue the units of limited partner interest and Kramont OP will issue the Kramont Common OP
Units in accordance with Section 2.  Notwithstanding the provisions of this
Paragraph 11, in the event that the Reorganization Agreement is terminated for any reason prior to the consummation of the Merger, this Agreement shall terminate and the Limited Partners, Kramont, Kramont OP, Holdings,  and CV GP
shall have no liability to each other and no further obligations pursuant to this Agreement, and the power of attorney granted to Meshon shall terminate.

     12.  Effect of Transactions.  The contributions of the Limited Partners contemplated by this Agreement are subject to and will become effective only upon consummation of the KRT Trust II Merger, the KRT Partnership Merger, and
the transactions contemplated by the Reorganization Agreement.  Thereafter, immediately upon admission of the Limited Partners signing this Agreement as limited partners of Kramont OP, the partnership interest of KRT Trust I LLC in Kramont OP will be cancelled without consideration.  Upon the occurrence of the events set forth in this Section 12:  (i) Kramont OP shall own all the assets formerly owned by Kranzco other than its interest in KRT Trust, and
(ii) all of the outstanding partnership interests in Kramont OP shall be the
Kramont Preferred OP Units and Kramont Common OP Units described on
Schedule 12 owned by Kramont, as general and limited partner, and the Kramont
Common OP Units owned by the Limited Partners signing this Agreement as limited partners.

     13.  Waiver.  Each Limited Partner acknowledges that such Limited
Partner has been offered the opportunity pursuant to Section 11.2D of the CV
Partnership Agreement as in effect on the date hereof to exchange such
Limited Partner's OP Units for an equal number of Common Shares of Kramont, effective upon and subject to the consummation of the Reorganization
Agreement, and such Limited Partner has declined such offer.

     14.  Binding Effect.  This Agreement shall be binding on each limited partner of CV Partnership who executes this Agreement at the time such
Limited Partner executes this Agreement, notwithstanding that less than all of the limited partners in CV Partnership may execute this Agreement and that different Limited Partners may execute at different times.

     15.  Complete Agreement; Construction. This Agreement, including the exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all previous negotiations, commitments and writings with respect to such subject matter.

     16.  Survival of Agreements. Except as otherwise contemplated by this
Agreement, all representations, covenants and agreements of the parties contained in this Agreement will survive the consummation of the transactions contemplated hereby.

     17.  Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of
Delaware, without regard to the principles of conflicts of laws thereof.
Each party hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the City of New York, Borough of Manhattan (collectively, the "Courts") in respect of any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding), whether commenced or threatened, arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its Contributed Interests and any Kramont Common OP
Units acquired by it, generally and unconditionally, jurisdiction to the
Courts.  The  parties hereto irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in any
Court and any claim that any such proceeding brought in any Court has been brought in an inconvenient forum.  Each party hereby irrevocably waives, to the fullest extent permitted by law, personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY WAIVES ANY AND ALL  RIGHTS TO A
TRIAL BY JURY IN CONNECTION WITH ANY ACTION ARISING OUT OF THIS AGREEMENT.

     18.  Notices.  All notices and other communications hereunder must be in writing and must be delivered by hand, federal express or courier service
(with proof of service), mailed by registered or certified mail (return receipt requested and first-class postage prepaid) or sent by facsimile transmission (confirmed by any of the methods that follow) to the party for whom it is intended at the following address: (a)  If to Kramont or Kramont
OP: 128 Fayette Street, Conshohocken, PA 19428-0805, Attention: Mr. Norman M.
Kranzdorf, Fax: (610) 941-9193, with copies to: (i) Robinson Silverman Pearce
Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, NY 10104,
Attention: Alan S. Pearce, Esq., Fax:  (212) 541-4630; (ii) CV, 100 Century
Road, West Palm Beach, FL 33417, Attention: Louis P. Meshon, Sr., Fax: (561)
640-3160, with a copy to Montgomery CV Realty L.P., Plymouth Plaza, 580
Germantown Pike, Suite 200, Plymouth Meeting, PA 19462, Attention: Louis P.
Meshon, Sr., Fax: (610) 834-8110, and (iii) Fox, Rothschild, O'Brien &
Frankel LLP, 2000 Market Street, Tenth Floor, Philadelphia, PA 19103,
Attention: Stanley S. Cohen, Esq., Fax: (215) 299-2150, (b) if to Holdings:
Plymouth Plaza, 580 Germantown Pike, Suite 200, Plymouth Meeting, PA 19462,
Attention: Louis P. Meshon, Sr., Fax: (610) 834-6110, with a copy to Fox,
Rothschild, O'Brien & Frankel LLP, 2000 Market Street, Tenth Floor,
Philadelphia, PA 19103, Attention: Stanley S. Cohen, Esq., Fax: (215) 299-
2150; (c) if to CV GP: 128 Fayette Street, Conshohocken, PA 19428-0805,
Attention: Mr. Norman M. Kranzdorf, Fax: (610) 941-9193, with copies to:
Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas,
New York, NY 10104, Attention: Alan S. Pearce, Esq., Fax:  (212) 541-4630;
and (d) if to any of the Limited Partners, to the address set forth on the signature page executed by such Limited Partner, or at such other address for a party as may be specified by written notice as given, and such notice shall be deemed to have been delivered as of the date so delivered.

     19.  Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by the parties.

     20.  Successors and Assigns. This Agreement is not assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void;
provided, however, that the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

     21.  No Third-Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the parties hereto and their respective successors and permitted assigns and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     22.  Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     23.  Legal Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without prejudice to any rights or remedies otherwise available to any party hereto, each party hereto acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder are specifically enforceable.

     24.  Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              KRAMONT REALTY TRUST

                              By:/s/ Louis P. Meshon, Sr.
                                 ------------------------------
                                  Name: Louis P. Meshon
                                  Title:

                              KRT OPERATING PARTNERSHIP, L.P.

                              By: KRT Trust, its general partner

                                   By:/s/ Louis P. Meshon, Sr.
                                     ------------------------------
                                      Name:  Louis P. Meshon
                                      Title:

                              CV PARTNER HOLDINGS, L.P.

                              By: CV OP Holdings LLC, its general partner

                                   By:/s/ Louis P. Meshon, Sr.
                                     ------------------------------
                                       Name:  Louis P. Meshon
                                       Title:

                              CV GP L.P.

                              By:  CV GP LLC, its General Partner

                                   By:  KRT Operating Partnership, L.P., Sole
                                        Member

                                        By:  Kramont Realty Trust, its
                                             General Partner

                                             By:/s/ Louis P. Meshon, Sr.
                                                ------------------------------
                                                Print Name: Louis P. Meshon
                                                Title:

MONTGOMERY CV REALTY TRUST,
general partner of CV Partnership, hereby consents
to the transactions contemplated by this Agreement

MONTGOMERY CV REALTY TRUST

By:/s/ Louis P. Meshon, Sr.
   ------------------------------
   Name: Louis P. Meshon
   Title:

CV OP HOLDINGS LLC,
hereby consents to the transactions
contemplated by this Agreement

CV OP HOLDINGS LLC

By:/s/ Louis P. Meshon, Sr.
   ------------------------------
   Name:  Louis P. Meshon, Sr.
   Title: Managing Member

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:352,190

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                        /s/ Louis P. Meshon
                                        ------------------------------
                                   Name:    Louis P. Meshon, Sr.

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:89,909

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                           /s/ Louis P. Meshon, Sr.
                                           ------------------------------
                                   Name:       Louis P. Meshon, Sr.

                                           /s/ Patricia G. Meshon
                                           ------------------------------
                                               Patricia G. Meshon

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   859 Red Barn Lane
                                   Huntingdon Valley, PA 19006

                                   State of legal residence: PA

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:89,909

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                           /s/ Paul H. Cohen    3-23-00
                                           ------------------------------
                                   Name:       Paul H. Cohen

                                           /s/ Carol D. Cohen
                                           ------------------------------
                                   Name:       Carol D. Cohen

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence:___________

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership: 17,971

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                           /s/ Marc Miller
                                           ------------------------------
                                   Name:       Marc Miller

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   859 Red Barn Lane
                                   Huntingdon Valley, PA 19006

                                   State of legal residence: PA

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership: 69,727

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                          /s/ Paul H. Cohen     3-23-00
                                           ------------------------------
                                   Name:      Paul H. Cohen

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:2714

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                   Montgomery D.C., Inc.

                                   BY:   /s/ Louis P. Meshon, Sr.
                                         ------------------------------
                                   Name: Louis P. Meshon, Sr., President

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   c/o Alan S. Honig
                                   1501 Broadway
                                   New York, NY 10036

                                   State of legal residence: New York

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:110,956

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                          /s/ Mitch Leigh
                                          ------------------------------
                                   Name:      Mitch Leigh

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:1,307

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                   Whitemont Plaza, Inc.

                                   BY:     /s/ Louis P. Meshon, Sr.
                                           ------------------------------
                                   Name: Louis P. Meshon, Sr., President

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:29,425

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                          /s/ Charles T. Morroney
                                          ------------------------------
                                   Name:      Charles T. Morroney

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:641

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                   Whitemont Inc.

                                   BY:  /s/ Louis P. Meshon, Sr.
                                        ------------------------------
                                   Name:    Louis P. Meshon, Sr., President

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   580 W. Germantown Pike, Suite 202
                                   Plymouth Meeting, PA 19462

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:20,957

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ Milton S. Schneider
                                         ------------------------------
                                   Name:     Milton S. Schneider

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   580 W. Germantown Pike, Suite 202
                                   Plymouth Meeting, PA 19462

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:34,013

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ Pam H. Schneider
                                         ------------------------------
                                   Name:     Pam H. Schneider

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   580 W. Germantown Pike, Suite 202
                                   Plymouth Meeting, PA 19462

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:6,108

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                       /s/ Mitchell Goldenberg
                                       ------------------------------
                                   Name:   Mitchell Goldenberg

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:61

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                   Plymount Inc.

                                        /s/ Louis P. Meshon, Sr.
                                        ------------------------------
                                   Name:    Louis P. Meshon, Sr., President

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:824

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                   Retail Pharmacy Properties III, Inc.

                                   BY:    /s/ Louis P. Meshon, Sr.
                                          ------------------------------
                                   Name:      Louis P. Meshon, Sr., President

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:4,121

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [ ]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                        /s/  Louis P. Meshon, Jr.
                                        ------------------------------
                                   Name:     Louis P. Meshon, Jr.

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Delaware

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:1

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                   Montgomery CV Realty Trust

                                         /s/ Louis P. Meshon, Sr.
                                         ------------------------------
                                   Name:     Louis P. Meshon, Sr.

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:227,577

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                       /s/ Louis P. Meshon, Sr.
                                       ------------------------------
                                   Name:   Louis P. Meshon, Sr.

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   100 Century Blvd.
                                   W. Palm Beach, Florida 33417

                                   State of legal residence: Florida

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:78,149

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ H. Irwin Levy
                                         ------------------------------
                                   Name:     H. Irwin Levy

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   4000 N. Ocean Dr. # 1704
                                   Singer Island, Fl.  33404

                                   State of legal residence: Florida

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:66,656

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [ ]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                          /s/ Jennie Levy TR
                                          ------------------------------
                                   Name: Jennie Levy as Trustee of the
                                         Myron Levy Family Trust

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   100 Rhondda Dr.
                                   Scranton, PA

                                   State of legal residence: FL

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:11,486

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [ ]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ Lillian Levy
                                         ------------------------------
                                   Name:     Lillian Levy

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence:___________

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership: 66,650

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ Robert S. Levy
                                         ------------------------------
                                   Name:     Robert S. Levy

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence:___________

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:11,486

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [x]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ Robert S. Levy
                                         ------------------------------
                                   Name:     Robert S. Levy

                                         /s/ Ceil Levy
                                         ------------------------------
                                   Name:     Ceil Levy

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   ____________________________________
                                   ____________________________________

                                   State of legal residence: Pennsylvania

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:2,000

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [ ]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [x]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                          /s/ James N. Seip
                                         ------------------------------
                                   Name:      James N. Seip

                         COUNTERPART SIGNATURE PAGE
                          TO CONTRIBUTION AGREEMENT

     The undersigned hereby agrees to be bound by the terms and conditions set forth in this Contribution Agreement.

                                   Address for Notice provisions:
                                   4000 N. Ocean Dr., # 1704
                                   Singer Isl., FL 33404

                                   State of legal residence: FL

                                   Number of units of limited partner
                                   interest currently owned in CV
                                   Partnership:11486

                                   By checking the box below, the undersigned
                                   confirms that, at the time specified in
                                   Section 6(e), it was, and at the date
                                   hereof it is, and at the Closing Date it
                                   will be, an "accredited investor" as
                                   defined in Rule 501(a) under the
                                   Securities Act.     [ ]

                                   Unless the box below is checked or the
                                   undersigned has elected the Redemption
                                   Right, the undersigned will contribute all
                                   of its Limited Partner Contributed
                                   Interests to Kramont OP.  If the box below
                                   is checked, the undersigned will
                                   contribute its Limited Partner Contributed
                                   Interests to Holdings and will then
                                   contribute all of its limited partner
                                   interest in Holdings (except the Meshon
                                   Retained Interest) to Kramont OP.  [ ]

                                   [ ]  By checking this box, the undersigned
                                        elects pursuant to section 8.6A(i) of
                                        the Partnership Agreement to have the
                                        Redemption Right effective
                                        immediately.

                                         /s/ Jennie Levy TR
                                         ------------------------------
                                   Name:     Jennie Levy as Trustee of
                                             the Jennie Levy Family Trust

                                                  Exhibit B
                                                  to the Unit
                                                  Contribution Agreement

                          CV Partnership Agreement

                    [See Exhibit 10.72 to this Form 10-K]

                                                  Exhibit C
                                                  to the Unit
                                                  Contribution Agreement

                      Kramont OP Partnership Agreement

                     [See Exhibit 10.71 to this Form 10-K]

                                                  Exhibit D
                                                  to the Unit
                                                  Contribution Agreement

                      AGREEMENT OF LIMITED PARTNERSHIP

                                     OF

                          CV PARTNER HOLDINGS, L.P.

          This Agreement of Limited Partnership of CV Partner Holdings, L.P.
(this "Agreement"), is entered into by and between CV OP Holdings LLC, as general partner (the "General Partner"), and Louis P. Meshon, Sr., as limited partner (the "Initial Limited Partner").

          The General Partner and the Initial Limited Partner hereby form a limited partnership pursuant to and in accordance with the Delaware Revised
Uniform Limited Partnership Act (6 Del.C. Section 17-101, et seq.), as
amended from time to time (the "Act"), and hereby agree as follows:

          1.   Name.  The name of the limited partnership formed hereby is CV
Partner Holdings, L.P. (the "Partnership").

          2.   Purpose.  The Partnership is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the
Partnership is, engaging in any lawful act or activity for which limited partnerships may be formed under the Act and engaging in any and all activities necessary or incidental to the foregoing.

          3.   Registered Office.  The registered office of the Partnership in the State of Delaware is c/o Corporation Service Company, 1013 Centre
Road, Wilmington, New Castle County, Delaware 19805.

          4.   Registered Agent.  The name and address of the registered
agent of the Partnership for service of process on the Partnership in the
State of Delaware is Corporation Service Company, 1013 Centre Road,
Wilmington, New Castle County, Delaware 19805.

          5.   Partners.  The names and the business, residence or mailing addresses of the General Partner and the Initial Limited Partner are as
follows:

                    General Partner:

                    CV OP Holdings LLC
                    c/o Louis P. Meshon, Sr.
                    Montgomery CV Realty L.P.
                    Plymouth Plaza
                    580 West Germantown Pike
                    Suite 200
                    Plymouth Meeting, PA 19462

                    Initial Limited Partner:

                    Louis P. Meshon, Sr.
                    Montgomery CV Realty L.P.
                    Plymouth Plaza
                    580 West Germantown Pike
                    Suite 200
                    Plymouth Meeting, PA  19462

          6.   Powers.  The powers of the General Partner include all powers, statutory and otherwise, possessed by general partners under the laws of the
State of Delaware.  Notwithstanding any other provisions of this Agreement, the General Partner is authorized to execute and deliver any document on behalf of the Partnership without any vote or consent of any other partner.

          7.   Dissolution.  The Partnership shall dissolve, and its affairs shall be wound up, at such time as (a) all of the partners of the Partnership approve in writing, (b) an event of withdrawal of a general partner has occurred under the Act, (c) at any time there are no limited partners of the
Partnership unless the Partnership is continued in accordance with the Act, or (d) an entry of a decree of judicial dissolution has occurred under
Section 17-802 of the Act; provided, however, the Partnership shall not be dissolved or required to be wound up upon an event of withdrawal of a general partner described in Section 7(b) if (i) at the time of such event of withdrawal, there is at least one (1) other general partner of the
Partnership who carries on the business of the Partnership (any remaining general partner being hereby authorized to carry on the business of the
Partnership), or (ii) within ninety (90) days after the occurrence of such event of withdrawal, all remaining partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of the event of withdrawal, of one (1) or more additional general partners of the Partnership.

          8.   Capital Contributions.  The General Partner and the Initial
Limited Partner have not made any contributions to the Partnership.

          9.   Additional Contributions.  No partner of the Partnership is required to make any additional capital contribution to the Partnership.

          10.  Allocation of Profits and Losses.  The Partnership's profits and losses shall be allocated 100% to the Initial Limited Partner prior to consummation of the transactions described in Section 15 (and thereafter in accordance therewith).

          11.  Distributions.  Distributions shall be made to the partners of the Partnership at the times and in the aggregate amounts determined by the
General Partner.  Such distributions shall be allocated solely to the Initial
Limited Partner prior to consummation of the transactions described in
Section 15 (and thereafter in accordance therewith).

          12.  Assignments.

               (a)  The Initial Limited Partner may assign all or any part of its partnership interest in the Partnership and may withdraw from the
Partnership only with the consent of the General Partner.

               (b)  The General Partner may assign all or any part of its partnership interest in the Partnership and may withdraw from the Partnership without the consent of any limited partner of the Partnership.

          13.  Withdrawal.  Except to the extent set forth in Section 12, no right is given to any partner of the Partnership to withdraw from the
Partnership.

          14.  Admission of Additional or Substitute Partners.

               (a)  One (1) or more additional or substitute limited partners of the Partnership may be admitted to the Partnership with only the consent of the General Partner.  Notwithstanding anything to the contrary contained in this Agreement, upon the contribution of units of limited partner interest in the Partnership by KRT Partnership to CV GP, as contemplated by the
Contribution Agreement, CV GP shall be admitted to the Partnership as an additional limited partner of the Partnership.

               (b)  One (1) or more additional or substitute general partners of the Partnership may be admitted to the Partnership with only the consent of the General Partner.

          15.     Authorization of Unit Contribution.  Notwithstanding
anything to the contrary contained in this Agreement, including Sections 10,
11, 12, 13 and 14 hereof, the Partnership, and the General Partner on behalf of the Partnership, without any further act, vote or approval of any other partner of the Partnership, is hereby authorized to execute, deliver and perform an agreement among the Partnership, KRT Operating Partnership, L.P., a Delaware limited partnership ("KRT Partnership"), Kramont Realty Trust, a
Maryland real estate investment trust ("Kramont"), the limited partners of
Montgomery CV Realty L.P., a Delaware limited partnership ("CV Partnership")
who are parties thereto (the "CV LPs"), CV GP L.P., a Delaware limited partnership ("CV GP"), and such other persons or entities that may be parties to such agreement, in such form as the General Partner may determine in its sole discretion (the "Contribution Agreement"), that contemplates (i) the contribution of OP Units, representing limited partner interests in CV
Partnership, by the CV LPs to the Partnership, (ii) the issuance of units of limited partner interest in the Partnership to the CV LPs on a one-for-one basis in return therefor and the admission of the Partnership as a limited partner of CV Partnership (following which all items of income or loss of the
Partnership and all distributions of the Partnership (whether of ordinary cash flow, capital proceeds, liquidation proceeds, or otherwise) shall be allocated solely to the holders of units of limited partner interest in the
Partnership in proportion to their units of limited partner interest in the
Partnership), (iii) the contribution of the CV LPs' units of limited partner interest in the Partnership (other than the Meshon Retained Interest, as defined in the Contribution Agreement) to KRT Partnership, (iv) the issuance by KRT Partnership of units of limited partner interest in KRT Partnership to the CV LP's in exchange therefor, the admission of the CV LPs as limited partners of KRT Partnership, and the withdrawal of the CV LPs (other than
Louis P. Meshon, Sr.) as limited partners of the Partnership, (v) the contribution of the units of limited partner interest in the Partnership
(other than the Meshon Retained Interest as defined in the Contribution
Agreement) from KRT Partnership to CV GP, and the admission of CV GP as a limited partner of the Partnership, and (vi) such other matters as may be contemplated therein.  The General Partner may amend this Agreement to reflect the transactions contained in the agreement contemplated by the foregoing sentence without any further vote, act or approval of any other partner of the Partnership or any holder of units of limited partner interest in the Partnership.  Notwithstanding anything to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the
Partnership, shall not be required to make a distribution to any partner or holder of a unit of limited partner interest in the Partnership on account of its interest in the Partnership if such distribution would violate
Section 17-607 of the Act or any other applicable law.  As used herein, a
"unit of limited partner interest" means a fractional, undivided share of any and all benefits to which the holder of such an interest is entitled as provided in this Agreement, together with all obligations of such holder to comply with the terms and provisions of this Agreement.

          16.  Liability of Initial Limited Partner.  The limited partners
(including the Initial Limited Partner) shall not have any liability for the obligations or liabilities of the Partnership except to the extent provided in the Act.

          17.  Term.  The term of the Partnership shall be perpetual.

          18.  Governing Law.  This Agreement shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.

          19.  Amendments.  This Agreement may be amended with the written consent of the General Partner and the holders of a majority of the units of limited partner interest in the Partnership.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement of Limited Partnership as of the
10th day of December, 1999.

                              GENERAL PARTNER:

                              CV OP HOLDINGS LLC

                              By:/s/ Louis P. Meshon, Sr.
                                 ------------------------------

                              INITIAL LIMITED PARTNER:

                              /s/ Louis P. Meshon, Sr.
                              ------------------------------
                              Louis P. Meshon, Sr.

                                 SCHEDULE 1

                           Kramont Common OP Units
                    to be issued pursuant to Section 2(a)

     Name                     Number of Kramont Common OP Units
     ----                     ---------------------------------

     Kramont                            8,111,419

                                                            SCHEDULE 2

                           Kramont Common OP Units
                    to be issued pursuant to Section 2(b)

     Limited Partner          Number of Kramont Common OP Units
     --------------           ---------------------------------

     Milton S. Schneider                          20,957
     Pam H. Schneider                             34,013
     Plymount Inc.                                    61
     Retail Pharmacy Properties III, Inc.            824
     Louis P. Meshon, Jr.                          4,121
     H. Irwin Levy                                78,149
     Jennie Levy as Trustee of the
     Myron Levy Family Trust                      66,656
     Lillian Levy                                 11,486
     Robert S. Levy                               66,656
     Robert S. Levy and Ceil Levy                 11,486
     Jennie Levy Family Trust,
     Jennie Levy, Trustee                         11,486

                                                            SCHEDULE 12

     Name                          Number of Kramont OP Units
     ----                          ---------------------------

     Kramont Common OP Units                 18,753,051

     Class A-1 OP Preferred Units                11,155

     Class B-1 OP Preferred Units             1,183,277

     Class D OP Preferred Units               1,800,000

     Limited Partners (other
      than Kramont)                           1,306,329